UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2009
LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10546 (Commission File Number)	36-2229304 (IRS Employer Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois (Address of principal executive offices)	60018 (Zip Code)
(847) 827-9666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Long-Term Capital Accumulation Plan
On February 12, 2009, the Compensation Committee of the Board of Directors (the “Committee”) of Lawson Products, Inc. (the “Company”) approved an amendment to the Lawson Products, Inc. Long-Term Capital Accumulation Plan (the “LTCAP”). Effective as of February 12, 2009, the LTCAP was amended to:
•	provide for the establishment of the LTCAP incentive award pool on the basis of the financial and valuation materials presented to the Committee at its October 2008 meeting as if it applied as of December 31, 2008;

•	reduce the total value of the LTCAP incentive award pool by the amount of prior payments made to executives in connection with their awards, such amount totaling $885,000;

•	make available for award those Shareholder Value Appreciation Rights or “SVARs” awarded to participants who are no longer employed by the Company, whether or not the SVARs of such participants vested upon the applicable termination of employment; and

•	provide for immediate vesting of any SVARs awarded after December 31, 2008.
In addition, the Committee adopted a form of Amended and Restated Award Agreement to memorialize SVAR award decisions previously approved by the Committee and authorized the Company to enter into Amended and Restated Award Agreements with the following executive officers of the Company providing for the following SVARs: Thomas J. Neri, 326; Neil E. Jenkins, 221; and Stewart Howley, 60. These awards implemented the allocation of the LTCAP incentive award pool previously approved by the Committee and described in the Company’s proxy statement dated April 21, 2008.
The foregoing descriptions of the amendment to the LTCAP and of the form of Amended and Restated Award Agreement do not purport to be complete and are qualified in their entirety by reference to Amendment No. 1 to Lawson Products, Inc. Long-Term Capital Accumulation Plan and to the form of Amended and Restated Award Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
Employment Agreements
On February 12, 2009, the Company entered into amended and restated employment agreements with Thomas J. Neri, the Company’s President and Chief Executive Officer and Neil E. Jenkins, the Company’s Executive Vice President, General Counsel and Secretary. Mr. Neri’s agreement amends and restates his employment agreement dated as of April 16, 2007, and Mr. Jenkins’ agreement amends and restates his employment agreement dated as of October 1, 2007. Messrs. Neri and Jenkins are each referred to herein as an “Officer” and collectively as “Officers.”
Each of the amended and restated employment agreements provides for a term of employment of three years that automatically renews from year to year, unless either the Company or the Officer provides six months’ written notice of non-renewal prior to the expiration of the initial or extended term. Mr. Neri’s employment agreement provides that he will receive an annual base salary of $500,000. Mr. Jenkins’ employment agreement provides that he will receive an annual base salary of $365,000. The annual base salaries may be increased or decreased by the Committee at any time, except that Mr. Neri’s base salary may not be decreased to less than $450,000 and Mr. Jenkins’ base salary may not be decreased to less than $325,000.
The employment agreements provide that the Officers will be eligible for discretionary annual incentive bonuses, based upon the Officer’s ability to meet or exceed targeted expectations applicable to his position, as determined in the sole discretion of the Committee. The Officers are also eligible to continue their participation in the LTCAP. In addition, the Officers are eligible for various equity-based compensation awards, including stock options, restricted stock and stock award grants, as determined in the sole discretion of the Committee, except that such grants and awards to Mr. Neri shall be on a basis no less favorable than the grants and awards made to other senior executives. The Officers shall also receive the Company’s standard benefit package, including coverage under the Company’s group health, long-term disability insurance, group term life insurance, accidental death insurance, 401(k), and the Company’s Executive Deferral Plan.
The Company may terminate either Officer’s employment with or without “cause” or an Officer may terminate his employment for, among other things, “good reason”. If the Company terminates an Officer without “cause,” or an Officer terminates his employment for “good reason,” then the Company shall pay such Officer all accrued compensation; an amount equal to 100% of such Officer’s then current base salary for the period of two years or the remainder of the initial or extended term of employment, whichever is greater; a pro rata bonus (equal to such Officer’s most recent annual bonus multiplied by the days from the beginning of the calendar year divided by 365 (the “pro rata bonus”)); and extended coverage for such Officer, his spouse and dependents under the Company’s health benefit plans for an additional two years following termination. If the Company terminates an Officer with “cause” or an Officer terminates his employment voluntarily, other than for “good reason,” the Company has no obligations, except that it shall pay any accrued base salary and unused vacation and any additional payments due under the terms of the Company’s benefit plans.
The term “cause” includes the following: (i) any violation by the Officer of any agreement between the Officer and the Company or any law relating to non-competition, trade secrets, inventions, non-solicitation or confidentiality; (ii) any material breach or default of any of the Officer’s duties or other obligations or covenants under his employment agreement; (iii) gross negligence, dishonesty or willful misconduct; (iv) any act or omission which has a material adverse effect on the Company’s business, reputation, goodwill or customer relations; (v) any conviction of or pleading nolo contendere to a crime; (vi) any act or omission which, at the time it occurs, is in material violation of any Company policy, such as they now exist or hereafter are supplemented, amended, modified or restated; or (vii) an act of fraud or embezzlement or misappropriation of property. An Officer shall not be deemed to have been terminated for “cause” unless and until the Company delivers to the Officer a copy of the resolutions of the Board of Directors of the Company (the “Board”) finding that the termination of the Officer was for “cause.”
The term “good reason” includes the following: (i) with respect to Mr. Neri, a decrease in Mr. Neri’s base salary to less than $450,000 or with respect to Mr. Jenkins, a decrease in Mr. Jenkins’ base salary to less than $325,000; (ii) a material diminution in the Officer’s authority, duties or responsibilities; (iii) a material change (with such change not to be less than 50 miles) in the geographic location at which the Officer must perform the Officer’s services; or (iv) any other action or inaction that constitutes a material breach by the Company of the employment agreement with such Officer. An Officer is only entitled to terminate his employment for “good reason” if: (w) one or more of the conditions constituting “good reason” occurs without the Officer’s written consent: (x) the Officer provides notice to the Company of the existence of a condition constituting “good reason” within 90 days of the initial occurrence of such condition; (y) the Company fails to remedy such condition constituting “good reason” within 30 days of being provided notice of such condition by the Officer; and (z) the Officer voluntarily terminates his employment within six months of the initial occurrence of such condition constituting “good reason”.
If within 12 months following a “change in control”, the Company terminates an Officer’s employment without “cause” or if an Officer terminates his employment for “good reason,” the Officer shall be entitled to all accrued compensation and to a lump sum payment equal to two times the Officer’s then current annual base salary and two times the most recent annual bonus; in addition, all previously unvested options and rights granted to the Officer shall immediately vest and become fully exercisable as of the date of termination for a period of 90 days, and the Officer, his spouse and dependents shall be covered under the Company’s health benefit plans for two years following termination. A “change in control” is deemed to have occurred if (i) any person or group, other than Ronald B. Port and Roberta Washlow or their spouses, children, heirs, assigns or affiliates, becomes the beneficial owner of the voting power of the outstanding voting securities of the Company that exceeds the voting power of the Port group at that time; (ii) there is a merger, consolidation or reorganization (subject to exceptions as defined in the agreements); (iii) there is a sale or other disposition of substantially all of the assets of the Company (subject to exceptions as defined in the agreements); and (iv) current Board members cease, for any reason, to constitute at least a majority of the Board (subject to exceptions as defined in the agreements).
Each Officer’s employment agreement shall terminate upon the death of the Officer and in such event, the Officer shall receive any accrued compensation; an amount equal to two times the Officer’s then current annual base salary (and for Mr. Neri, an additional pro rata bonus payment); and the Officer’s spouse and dependents shall be entitled to coverage under the Company’s health benefit plans for an additional two years following termination.

The Company may terminate an Officer’s employment agreement if the Officer becomes “disabled” (as such term is defined under the Company’s long term disability insurance policy). Upon a termination due to a “disability,” the Company shall pay the Officer any accrued compensation and (i) in the case of Mr. Neri shall continue his compensation at a rate equal to 100% of his then current salary for twelve months and at a rate equal to 60% of his then current salary for twenty-four months thereafter and (ii) in the case of Mr. Jenkins shall continue his compensation at a rate equal to 100% of his then current salary for six months and at a rate equal to 60% of his then current salary for thirty months thereafter. In each such case the Company shall be entitled to take a credit against the payments equal to the long-term disability insurance benefits during the same 36-month period. The Officer, his spouse and dependents shall also be covered under the Company’s health benefit plan at active employee rates for five and one-half years following termination.
If the Company terminates an Officer’s employment by providing notice that it will not renew the employment agreement on or after the second anniversary of the effective date of the agreement, then the Company shall pay the Officer his base salary for one year after termination and the Officer, his spouse and dependents shall be entitled to coverage under the Company’s health benefit plans for an additional year following termination.
Each Officer may terminate his employment with the Company upon 60 days’ prior written notice. Pursuant to the terms of the employment agreements, each Officer has agreed not to compete with the Company during the period of employment and for a period of two years thereafter. The employment agreements also contain provisions related to return of Company property, non-disclosure of Company confidential information and other restrictive covenants related to non-solicitation of Company employees, agents and customers.
The foregoing description of the amended and restated employment agreements is a summary of the material terms of the agreements and does not purport to be complete and is qualified in its entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.3 and Exhibit 10.4, each of which is incorporated herein by reference.
Change in Control Agreements
On February 12, 2009, the Company entered into change in control agreements with each of Harry Dochelli and Stewart Howley. Mr. Dochelli and Mr. Howley are each referred to herein as an “Executive” and together as “Executives.”
The Executives’ change in control agreements have a term of employment of one year that automatically renews from year to year, unless either the Company or the Executive provides 30 days written notice of non-renewal prior to the expiration of the initial or extended term. However, if a “change in control” has occurred on or prior to the date the change in control agreement would otherwise terminate, the term shall automatically be extended until the one-year anniversary of the “change in control.” A “change in control” is deemed to have occurred if (i) any person or group, other than Ronald B. Port and Roberta Washlow or their spouses, children, heirs, assigns or affiliates, becomes the beneficial owner of the voting power of the outstanding voting securities of the Company that exceeds the voting power of the Port group at that time; (ii) there is a merger, consolidation or reorganization (subject to exceptions as defined in the agreements); (iii) there is a sale or other disposition of substantially all of the assets of the Company (subject to exceptions as defined in the agreements); and (iv) current Board members cease, for any reason, to constitute at least a majority of the Board (subject to exceptions as defined in the agreements).
If within one year following a “change in control”, the Company terminates an Executive’s employment without “cause” or if an Executive terminates his or her employment for “good reason”, the Executive shall be entitled to all accrued compensation and to a lump sum payment equal to one and one-half times the Executive’s then current annual base salary and one times the Executive’s most recent annual bonus; in addition, all previously unvested options and rights granted to the Executive shall immediately vest and become fully exercisable as of the date of termination for a period of 90 days, and the Executive, his or her spouse and dependents shall be covered under the Company’s health benefit plans for 12 months following termination. The term “cause” includes the following: (i) any violation by the Executive of any agreement between the Executive and the Company or any law relating to non-competition, trade secrets, inventions, non-solicitation or confidentiality; (ii) any material breach or default of any of the Executive’s duties or other obligations or covenants under his employment agreement; (iii) gross negligence, dishonesty or willful misconduct; (iv) any act or omission which has a material adverse effect on the Company’s business, reputation, goodwill or customer relations; (v) any conviction of or pleading nolo contendere to a crime; (vi) any act or omission which, at the time it occurs, is in material violation of any Company policy, such as they now exist or hereafter are supplemented, amended, modified or restated; or (vii) an act of fraud or embezzlement or misappropriation of property.
The term “good reason” includes the following: (i) a material diminution in the Executive’s base compensation; (ii) a material diminution in the Executive’s authority, duties or responsibilities; or (iii) any other action or inaction that constitutes a material breach by the Company of the change in control agreement with such Executive. An Executive is only entitled to terminate his or her employment for “good reason” if: (w) one or more of the conditions constituting “good reason” occurs without the Executive’s written consent: (x) the Executive provides notice to the Company of the existence of a condition constituting “good reason” within 90 days of the initial occurrence of such condition; (y) the Company fails to remedy such condition constituting “good reason” within 30 days of being provided notice of such condition by the Executive; and (z) the Executive voluntarily terminates his or her employment within six months of the initial occurrence of such condition constituting “good reason”.
If the Company terminates an Executive with “cause” or the Executive terminates his or her employment for any reason not constituting “good reason”, the Company has no obligations, except that it shall pay any accrued compensation.
Pursuant to the terms of the change in control agreement, each Executive has agreed not to compete with the Company during the Executive’s period of employment and for a period of eighteen months thereafter. The change in control agreements also contain provisions related to return of Company property, non-disclosure of Company confidential information and other restrictive covenants related to non-solicitation of Company employees, agents and customers.
The foregoing description of the change in control agreements is a summary of the material terms of the agreements and does not purport to be complete, and is qualified in its entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.5 and Exhibit 10.6, each of which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Amendment No. 1 to Lawson Products, Inc. Long-Term Capital Accumulation Plan.

10.2	Form of Amended and Restated Award Agreement.

10.3	Amended and Restated Employment Agreement dated as of February 12, 2009 by and between the Company and Thomas Neri.

10.4	Amended and Restated Employment Agreement dated as of February 12, 2009 by and between the Company and Neil E. Jenkins.

10.5	Change in Control Agreement dated as of February 12, 2009 by and between the Company and Harry Dochelli.

10.6	Change in Control Agreement dated as of February 12, 2009 by and between the Company and Stewart Howley.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC. (Registrant)
Date: February 19, 2009	By:	/s/ Neil E. Jenkins
		Name:	Neil E. Jenkins
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title

10.1	Amendment No. 1 to Lawson Products, Inc. Long-Term Capital Accumulation Plan

10.2	Form of Amended and Restated Award Agreement

10.3	Amended and Restated Employment Agreement dated as of February 12, 2009 by and between the Company and Thomas Neri

10.4	Amended and Restated Employment Agreement dated as of February 12, 2009 by and between the Company and Neil E. Jenkins

10.5	Change in Control Agreement dated as of February 12, 2009 by and between the Company and Harry Dochelli

10.6	Change in Control Agreement dated as of February 12, 2009 by and between the Company and Stewart Howley